UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2005

Keryx Biopharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30929 (Commission File Number)	13-4087132 (IRS Employer Identification No.)

750 Lexington Avenue
New York, New York 10022
(Address of Principal Executive Offices)

(212) 531-5965
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On July 11, 2005, Keryx Biopharmaceuticals, Inc. issued a press release announcing the proposed offering of 5,000,000 shares of its common stock in an underwritten offering. A copy of such press release is being filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     The following exhibit is filed as a part of this report:

Exhibit
Number	Description
99.1	Press Release dated July 11, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc. (Registrant)

Date: July 11, 2005

By:	/s/ Ron Bentsur
Ron Bentsur
Vice President, Finance and Investor Relations

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated July 11, 2005.